Dreyfus
      Financial Services
      Fund

      ANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Board Members Information

                            23   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Financial Services Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Financial Services Fund, covering the period from the fund's inception on December 28, 2001 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with one of the fund's primary portfolio managers, Steven A. Gavios.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major stock market indices lower.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of moderate, if uneven, growth. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the legislation resulting from recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks historically have produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Steven A. Gavios, Portfolio Manager

How did Dreyfus Financial Services Fund perform relative to its benchmark?

From the fund's inception on December 28, 2001 to the end of its annual reporting period on September 30, 2002, the fund produced a -15.44% total return.(1) In comparison, the fund's benchmark, the Goldman Sachs Financial Services Index, produced a -16.77% total return for the period from December 31, 2001 through September 30, 2002. (2)

We are disappointed with the general weakness of the stock market, which was caused by slower than expected economic growth and deteriorating investor confidence amid corporate scandals and heightened international tensions.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies in the financial services and financial services-related sectors. These companies may include, for example, commercial banks, savings and loan associations, securities brokerage firms, insurance companies, real estate-related companies, consumer and commercial finance companies and financial technology and processing companies.

When choosing stocks, the fund first analyzes the financial services sectors, focusing on key macroeconomic, demographic and market trends to determine which sectors are likely to fare best within a particular environment. Based on this analysis, the fund may overweight or underweight certain financial services sectors. Using fundamental analysis, the fund then seeks companies within these sectors that have strong growth prospects, consistent earnings growth, strong balance sheets and attractive returns on equity. The fund will look for companies with attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth. The fund typically sells a

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stock when the reasons for buying it no longer apply, when it achieves our price objective, or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

We attribute the fund's negative returns during the reporting period to several factors that punished the broader stock market even more severely than the fund.

When the fund began operations in late December 2001, the stock market had rallied off the lows established after the terrorist attacks of September 11, 2001. At the time, investors looked forward to the start of an economic recovery, which was widely expected after the Federal Reserve Board's aggressive 2001 interest-rate reduction campaign.

When the recovery finally arrived early in 2002, it was far less robust than most investors had anticipated. Although consumer spending remained strong, corporations continued to cancel or postpone capital spending plans. As a result, corporate earnings remained under pressure. These disappointing market conditions were intensified by the spread of accounting irregularities and other high-profile alleged corporate accounting issues. Heightened international tensions related to possible military action in Iraq eroded investor confidence even further.

As might be expected in this challenging environment, some of the fund's investments produced disappointing results. American International Group was hurt by negative investor sentiment toward large companies with complex finances, which is primarily a result of increased scrutiny of corporate accounting practices. Citigroup and Morgan Stanley suffered from poor business fundamentals and regulatory concerns in their investment banking businesses.

Losses in individual stocks were partially offset by our sector allocation and stock selection strategies, which produced fairly good relative results. For example, our early focus on insurance companies, such as Allstate, St. Paul Cos. and Protective Life, benefited the fund's performance when the industry rallied strongly from price levels we consid-

ered attractive. Our emphasis on regional banks over large, national banks also benefited the fund. While many national banks struggled with defaulted loans to bankrupt U.S. corporations and troubled Latin American governments, regional banks benefited from lower interest rates, which enhanced the profitability of loans to local consumers and businesses. In the mortgage finance area, SLM Corporation's stock appreciated in response to rising demand for student loans.

What is the fund's current strategy?

We have attempted to position the fund for better economic times, but we have done so cautiously in light of the risk that investor confidence could deteriorate further. Accordingly, we have shifted our emphasis from life insurance firms to property and casualty insurance companies, which we believe should enjoy greater pricing power as they better incorporate current loss trends into their premiums. We have been taking profits in the banking area, shifting assets from interest-rate sensitive banks to those we regard as more sensitive to changes in credit quality. We have also reduced our holdings of mortgage finance companies, and we have maintained relatively light exposure to specialty finance companies, such as credit card issuers and sub-prime lenders, that may be more vulnerable to economic weakness. In our view, these are prudent strategies in the currently uncertain market environment.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- DOES NOT REFLECT THE REINVESTMENT OF DIVIDENDS OR, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE GOLDMAN SACHS FINANCIAL SERVICES INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S. TRADED SECURITIES. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: BANKING SERVICES; COMMERCIAL AND CONSUMER FINANCIAL SERVICES; BROKERAGE FIRMS AND ASSET MANAGERS; INSURANCE COMPANIES; AND REAL ESTATE COMPANIES. TOTAL RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Financial Services Fund and the Goldman Sachs Financial Services Index
--------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 9/30/02

                                                       Inception      From
                                                         Date       Inception
--------------------------------------------------------------------------------

FUND                                                   12/28/01     (15.44)%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS FINANCIAL SERVICES FUND ON 12/28/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE GOLDMAN SACHS FINANCIAL SERVICES INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/01 IS USED AS THE BEGINNING VALUE ON 12/28/01. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S. TRADED SECURITIES. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: BANKING SERVICES; COMMERCIAL AND CONSUMER FINANCIAL SERVICES; BROKERAGE FIRMS AND ASSET MANAGERS; INSURANCE COMPANIES; AND REAL ESTATE COMPANIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

September 30, 2002

COMMON STOCKS--98.8%                                                                             Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ACCIDENT & HEALTH INSURANCE--2.1%

Aflac                                                                                               230                    7,059

Travelers Property Casualty, Cl. A                                                                  725  (a)               9,570

Travelers Property Casualty, Cl. B                                                                  114  (a)               1,542

                                                                                                                          18,171

DIVERSIFIED FINANCIAL SERVICE--3.2%

American Express                                                                                    610                   19,020

Equity Office Properties Trust                                                                      330                    8,521

                                                                                                                          27,541

FINANCE COMPANIES--9.7%

Countrywide Credit Industries                                                                        90                    4,243

Federal Home Loan Mortgage                                                                          430                   24,037

Federal National Mortgage Association                                                               390                   23,221

Household International                                                                             100                    2,831

MBNA                                                                                                840                   15,439

SLM                                                                                                 160                   14,902

                                                                                                                          84,673

INSURANCE BROKERS/SERVICES--2.9%

Arthur J. Gallagher & Co.                                                                           330                    8,134

Marsh & McLennan Cos.                                                                               400                   16,656

                                                                                                                          24,790

INVESTMENT BANKERS/BROKERS--7.1%

Charles Schwab                                                                                      630                    5,481

Goldman Sachs Group                                                                                 260                   17,168

Lehman Brothers Holdings                                                                             60                    2,943

Merrill Lynch                                                                                       390                   12,851

Morgan Stanley                                                                                      690                   23,377

                                                                                                                          61,820

INVESTMENT MANAGERS--.5%

Eaton Vance                                                                                          70                    1,935

Franklin Resources                                                                                   70                    2,177

                                                                                                                           4,112

                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE--1.1%

Protective Life                                                                                      300                    9,231

MAJOR BANKS--32.3%

Bank of America                                                                                      850                   54,230

Bank of New York                                                                                     220                    6,323

Bank One                                                                                             540                   20,196

Citigroup                                                                                          1,290                   38,248

Comerica                                                                                             130                    6,268

Federated Investors, Cl. B                                                                            80                    2,159

FleetBoston Financial                                                                                320                    6,506

J.P. Morgan Chase & Co.                                                                              560                   10,634

Keycorp                                                                                              280                    6,992

National City                                                                                        380                   10,841

PNC Financial Services Group                                                                          80                    3,374

SouthTrust                                                                                           200                    4,850

SunTrust Banks                                                                                       200                   12,296

U.S. Bancorp                                                                                       1,110                   20,624

Wachovia                                                                                             920                   30,075

Wells Fargo                                                                                          970                   46,715

                                                                                                                          280,331

MID-SIZED BANKS--4.5%

BOK Financial                                                                                       319  (a)              10,368

Commerce Bancshares                                                                                 240                    9,377

Fifth Third Bancorp                                                                                 130                    7,960

First Virginia Banks                                                                                135                    5,036

Synovus Financial                                                                                   310                    6,392

                                                                                                                          39,133

MULTI-LINE INSURANCE--11.0%

Allstate                                                                                             330                   11,732

American International Group                                                                       1,000                   54,700

Hartford Financial Services Group                                                                     50                    2,050

HCC Insurance Holdings                                                                               200                    4,802

Horace Mann Educators                                                                                400                    5,880

Loews                                                                                                 90                    3,860

Max Re Capital                                                                                     1,280                   13,030

                                                                                                                           96,054


COMMON STOCKS (CONTINUED)                                                                         Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER CONSUMER SERVICES--.5%

Block (H&R)                                                                                         100                    4,201

PROPERTY-CASUALTY INSURANCE--9.4%

Berkshire Hathaway, Cl. B                                                                            18  (a)              44,370

Everest Re Group                                                                                    180                    9,875

MetLife                                                                                             160                    3,642

PartnerRe                                                                                           200                    9,636

Progressive                                                                                         100                    5,063

St. Paul Cos.                                                                                       320                    9,190

                                                                                                                          81,776

REAL ESTATE--2.5%

Mack-Cali Realty                                                                                    320                   10,282

Simon Property Group                                                                                330                   11,791

                                                                                                                          22,073

REAL ESTATE INVESTMENT TRUST--1.9%

Apartment Investment & Management, Cl. A                                                            100                    3,885

AvalonBay Communities                                                                               110                    4,598

Equity Residential Properties Trust                                                                 150                    3,591

Public Storage                                                                                      140                    4,466

                                                                                                                          16,540

SAVINGS & LOAN ASSOCIATIONS--3.7%

Charter One Financial                                                                               158                    4,681

Golden West Financial                                                                               120                    7,462

GreenPoint Financial                                                                                110                    4,591

TCF Financial                                                                                       210                    8,889

Washington Mutual                                                                                   220                    6,923

                                                                                                                          32,546

SMALLER BANKS--4.3%

BankNorth Group                                                                                     330                    7,837

City National                                                                                       100                    4,677

Commerce Bancorp                                                                                     70                    2,906

First Midwest Bancorp                                                                               180                    4,835

United Bankshares                                                                                   320                    9,283

Whitney Holding                                                                                     255                    8,137

                                                                                                                          37,675

                                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPECIALTY INSURERS--2.1%

ACE                                                                                                 300                   8,883

XL Capital, Cl. A                                                                                   130                   9,555

                                                                                                                          18,438
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,013,275)                                                               98.8%                  859,105

CASH AND RECEIVABLES (NET)                                                                         1.2%                   10,073

NET ASSETS                                                                                       100.0%                  869,178

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,013,275      859,105

Cash                                                                     36,015

Receivable for investment securities sold                                10,433

Dividends receivable                                                      1,562

Prepaid expenses                                                          2,984

Due from The Dreyfus Corporation and affliliates                          2,563

                                                                        912,662
--------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES                                                         43,484
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          869,178
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,026,281

Accumulated undistributed investment income--net                          5,008

Accumulated net realized gain (loss) on investments                      (7,941)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                       (154,170)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                          869,178
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                          82,212

NET ASSET VALUE, offering and redemption price per share--Note 3(d)($)    10.57

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From December 28, 2001 (commencement of operations) to September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          14,505

Interest                                                                   606

TOTAL INCOME                                                            15,111

EXPENSES:

Management fee--Note 3(a)                                                5,989

Auditing fees                                                           18,363

Legal fees                                                              12,000

Prospectus and shareholders' reports                                    11,096

Shareholder servicing costs--Note 3(b)                                   2,065

Registration fees                                                        1,821

Custodian fees--Note 3(b)                                                1,293

Trustees' fees and expenses--Note 3(c)                                   1,146

Miscellaneous                                                            1,673

TOTAL EXPENSES                                                          55,446

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (45,718)

NET EXPENSES                                                             9,728

INVESTMENT INCOME--NET                                                   5,383
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 (8,194)

Net unrealized appreciation (depreciation) on investments             (154,170)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (162,364)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (156,981)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From December 28, 2001 (commencement of operations) to September 30, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                   5,383

Net realized gain (loss) on investments                                 (8,194)

Net unrealized appreciation (depreciation)
  on investments                                                      (154,170)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                           (156,981)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                        1,026,159

TOTAL INCREASE (DECREASE) IN NET ASSETS                                869,178
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                          869,178

Undistributed investment income--net                                     5,008
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES SOLD                                                             82,212

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period from December 28, 2001 (commencement of operations) to September 30, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during the period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment income--net                                               .07(a)

Net realized and unrealized
  gain (loss) on investments                                         (2.00)

Total from Investment Operations                                     (1.93)

Net asset value, end of period                                        10.57
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 (15.44)(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .99(b)

Ratio of net investment income
  to average net assets                                              .55(b)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                     4.63(b)

Portfolio Turnover Rate                                               47.05
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   869

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Financial Services Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on December 28, 2001. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

As of September 30, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 80,000 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $123 during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,008 and unrealized depreciation $154,406. In addition, the fund had $7,705 of realized capital losses which were deferred for tax purposes to the first day of the following fiscal year.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $375, increased net realized gain (loss) on investments by $253 and increased paid-in capital by $122. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $250 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the lines of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .80 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from December 28, 2001 through September 30, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

an annual rate of 1.30% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $45,718 during the period ended September 30, 2002.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2002, the fund was charged $1,872 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $19 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $1,293 pursuant to the custody agreement.


(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $1,440,716 and $419,243, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was $1,013,373; accordingly, accumulated net unrealized depreciation on investments was $154,268, consisting of $17,417 gross unrealized appreciation and $171,685 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Financial Services Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Financial Services Fund (one of the series comprising Dreyfus Premier Opportunity Funds), as of September 30, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from December 28, 2001 (commencement of operations) to September 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Financial Services Fund at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 28, 2001 to September 30, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
New York, New York
November 8, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)
Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)
Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999 - September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Lucy Wilson Benson (74)
Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps, Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 64 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Manager since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                For More Information

                        Dreyfus Financial Services Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                       Custodian

                       Mellon Bank, N.A.
                       One Mellon Bank Center
                       Pittsburgh, PA 15258

                       Transfer Agent &
                       Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                       P.O. Box 9263
                       Boston, MA 02205-8501

                       Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  069AR0902





      Dreyfus
      Premier Micro-Cap
      Growth Fund

      ANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                          Micro-Cap Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Micro-Cap Growth Fund, covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Robert Ammann, CFA and Kevin Sonnett, CFA, of Founders Asset Management LLC, the fund's sub-investment adviser.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major stock market indices lower.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of moderate, if uneven, growth. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the legislation resulting from recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks historically have produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Robert Ammann, CFA, and Kevin Sonnett, CFA, Portfolio Managers Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Premier Micro-Cap Growth Fund perform relative to its benchmark?

For the 12-month period that ended September 30, 2002, the fund produced a -0.26% total return for Class A shares, -0.95% for Class B shares, -0.95% for Class C shares and -0.52% for Class T shares.(1) In comparison, the fund's benchmark, the Russell 2000 Growth Index, produced a total return of -18.16%, and the fund's peer group, the Lipper Small Cap Growth Funds Category, provided an average total return of -16.92% .(2,3)

We attribute the fund's and the market's disappointing returns to a difficult investment environment, in which stocks declined in response to a faltering economic recovery and deteriorating investor sentiment. The fund substantially outperformed its benchmark and peer group average, primarily because of our successful security selection strategy.

What is the fund's investment approach?

The fund seeks capital appreciation by investing primarily in the stocks of growth-oriented, micro-cap companies, which typically are small and relatively unknown companies. The fund generally invests in stocks of companies that have a market capitalization of less than $500 million at the time of initial purchase, although this range may fluctuate depending on changes in the value of the stock market as a whole. The fund may also invest in companies with larger market capitalizations, if we believe they represent better prospects for capital appreciation, and in initial public offerings (IPOs). Up to 30% of the fund's total assets may be invested in foreign securities.

We primarily seek companies that we believe display  fundamental  strengths
-- such as competitive industry positions, solid entrepreneurial management teams and strong business prospects -- that indicate the potential for growth in earnings over time. We then employ a

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

disciplined bottom-up approach to individual stock selection through which the fund is built by searching for companies that we believe exhibit those fundamental strengths.

What other factors influenced the fund's performance?

All capitalization ranges of the stock market, including micro-cap stocks, have declined sharply. Since mid-2000, many companies have been unable to arrest deteriorating business fundamentals, especially in the telecommunications and technology groups, which were were intensified during the reporting period by new influences, including the war on terrorism, corporate accounting issues and a deceleration in consumer spending.

The fund's relatively flat returns for the reporting period stand in stark contrast to the steep declines suffered by the fund's benchmark and peer group. The fund's performance relative to the Russell 2000 Growth Index benefited from our bottom-up security selection strategy, which emphasized companies that we believed would do well despite a lackluster economy.

Consumer discretionary stocks represented the reporting period's best performing industry group for the fund. Gaming stocks, such as Shuffle Master and Penn National Gaming, did particularly well as Americans increasingly turned to casinos and racetracks for entertainment. The fund received some of its strongest returns from apparel retailers focused on mature women, including J. Jill Group and Chicos FAS, and restaurants offering a differentiated dining experience, such as Chang's China Bistro and California Pizza Kitchen.

In the technology area, we looked for companies in niche markets that were relatively insulated from the sector's general problems. For example, Somera Communications, a telecommunications equipment company, benefited as struggling communications providers chose the company's refurbished equipment over new gear. Lending Tree, which provides online access to mortgage lenders, saw consumers flock to its website.

The fund also benefited by avoiding certain industry groups. For example, the fund had virtually no exposure to the hard-hit telecommunications services sector. In the health care area, we largely steered clear of biotechnology companies, focusing instead on companies with current revenues and profits, including AMERIGROUP, a managed care company, and Dynacare, a clinical laboratory testing company that was acquired by Lab Corp. of America.

On the other hand, the fund failed to participate in the relatively strong performance of the financials and energy sectors, primarily because we found few companies meeting our growth requirements. The fund also received disappointing returns from some holdings, such as Metron Technology, a semiconductor equipment company, and D& K Healthcare, a drug distributor.

What is the fund's current strategy?

Although economic recovery may continue to be slower than most investors expected, we believe that some stocks have fallen to levels that fully reflect future economic weakness and other negative influences. However, we have found what we consider to be a fairly good number of such opportunities among consumer-related stocks. We have also continued to find attractive growth opportunities in equipment companies, service companies and pharmaceutical firms in the health care area, and among aerospace/defense, commercial services, trucking and machinery companies in the industrials sector.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     SINCETHE FUND'S INCEPTION, A SIGNIFICANT PORTION OF THE FUND'S PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. CURRENTLY, THE FUND IS RELATIVELY SMALL IN ASSET SIZE. IPOS TEND TO HAVE A REDUCED EFFECT ON PERFORMANCE AS A FUND'S ASSET BASE GROWS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(3)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Micro-Cap Growth Fund Class A shares, Class B shares, Class C shares and Class T shares and the Russell 2000 Growth Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

SINCE THE FUND'S INCEPTION, A SIGNIFICANT PORTION OF THE FUND'S PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. CURRENTLY, THE FUND IS RELATIVELY SMALL IN ASSET SIZE. IPOS TEND TO HAVE A REDUCED EFFECT ON PERFORMANCE AS A FUND'S ASSET BASE GROWS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER MICRO-CAP GROWTH FUND ON 11/27/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 GROWTH INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/00 IS USED AS THE BEGINNING VALUE ON 11/27/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/02

                                                                Inception                                                From
                                                                  Date                       1 Year                    Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                               11/27/00                     (6.00)%                    (6.36)%

WITHOUT SALES CHARGE                                            11/27/00                     (0.26)%                    (3.31)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                         11/27/00                     (4.88)%                    (6.12)%
WITHOUT REDEMPTION                                              11/27/00                     (0.95)%                    (4.03)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                      11/27/00                     (1.93)%                    (4.03)%

WITHOUT REDEMPTION                                              11/27/00                     (0.95)%                    (4.03)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                             11/27/00                     (4.96)%                    (5.97)%

WITHOUT SALES CHARGE                                            11/27/00                     (0.52)%                    (3.58)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund



STATEMENT OF INVESTMENTS
September 30, 2002

COMMON STOCKS--91.8%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.2%

MTC Technologies                                                                                 50,750  (a)           1,098,738

BIOTECHNOLOGY--1.4%

Array BioPharma                                                                                  93,486  (a)             728,256

COMMERCIAL SERVICES--7.3%

Advisory Board                                                                                   23,934                  708,446

Bright Horizons Family Solutions                                                                 47,894  (a)           1,336,243

CIRCOR International                                                                             32,834                  439,976

Navigant International                                                                           58,716  (a)             616,518

Pegasus Solutions                                                                                56,559  (a)             596,697

Right Management Consultants                                                                          1  (a)                  25

                                                                                                                       3,697,905

COMMUNICATION EQUIPMENT--1.4%

ESCO Technologies                                                                                22,475  (a)             725,943

COMPUTER SOFTWARE--2.9%

HPL Technologies                                                                                 84,052  (a)               4,203

Packeteer                                                                                        73,575  (a)             220,725

PracticeWorks                                                                                    46,775  (a)             809,207

Verint Systems                                                                                   51,425                  443,746

                                                                                                                       1,477,881

ELECTRONICS--.4%

Computer Access Technology                                                                      105,325  (a)             205,384

FINANCE--1.5%

First Community Bancorp                                                                          25,400                  733,298

FOOD DISTRIBUTORS--5.4%

Peet's Coffee & Tea                                                                              67,138  (a)             859,366

United Natural Foods                                                                             80,481  (a)           1,853,477

                                                                                                                       2,712,843

GAMING--5.7%

Ameristar Casinos                                                                                40,825  (a)             774,042

Penn National Gaming                                                                             46,300  (a)             874,144

Shuffle Master                                                                                   67,229  (a)           1,251,132

                                                                                                                       2,899,318

HEALTH CARE--19.8%

AMERIGROUP                                                                                       43,100                1,446,436

American Medical Systems Holdings                                                                32,225  (a)             668,669

AmSurg                                                                                           18,325  (a)             552,865

Cardiac Science                                                                                 434,568  (a)             860,445


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Conceptus                                                                                        48,275  (a)             738,607

Endocare                                                                                        160,878  (a)           2,302,164

Hologic                                                                                          45,784  (a)             448,683

ICON, ADR                                                                                        51,375  (a)           1,081,958

Odyssey Healthcare                                                                               21,050                  630,447

United Surgical Partners International                                                           57,125  (a)           1,258,464

                                                                                                                       9,988,738

INFORMATION TECHNOLOGY CONSULTING & SERVICES--9.7%

CIBER                                                                                           175,193  (a)           1,017,871

Covansys                                                                                        116,400  (a)             197,880

LendingTree                                                                                      80,304  (a)           1,183,681

ManTech International, Cl. A                                                                     22,748                  533,691

SRA International, Cl. A                                                                         19,248                  551,070

Tier Technologies, Cl . B                                                                        75,263  (a)           1,423,976

                                                                                                                       4,908,169

PHARMACEUTICAL--2.0%

Bradley Pharmaceuticals                                                                          60,435  (a)             529,410

Salix Pharmaceuticals                                                                            57,356  (a)             484,085

                                                                                                                       1,013,495

RESTAURANTS--4.0%

California Pizza Kitchen                                                                         58,515  (a)           1,346,430

Red Robin Gourmet Burgers                                                                        63,250                  653,373

                                                                                                                       1,999,803

RETAIL--15.8%

Christopher & Banks                                                                                   1  (a)                  25

Cost Plus                                                                                        13,475  (a)             361,804

Gart Sports                                                                                      38,754  (a)             731,288

Guitar Center                                                                                    65,515  (a)           1,230,372

J. Jill Group                                                                                    14,623  (a)             254,733

Kirkland's                                                                                       99,925                1,708,717

MarineMax                                                                                       155,381  (a)           1,399,983

Racing Champions Ertl                                                                            92,580  (a)           1,512,757

Tropical Sportswear International                                                                62,525  (a)             811,574

                                                                                                                       8,011,253

SEMICONDUCTORS--6.3%

Entegris                                                                                         30,225  (a)             234,848

Helix Technology                                                                                 11,825                  114,111

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS (CONTINUED)

Metron Technology                                                                               155,450  (a)             373,080

Microtune                                                                                        57,975  (a)             139,720

Monolithic System Technology                                                                     57,129  (a)             571,290

OmniVision Technologies                                                                         116,360  (a)             756,340

Pericom Semiconductor                                                                           114,731  (a)             988,981

                                                                                                                       3,178,370

TRANSPORTATION--6.0%

Knight Transportation                                                                            31,830  (a)             493,365

P.A.M. Transportation Services                                                                   69,300  (a)           1,322,244

UTI Worldwide                                                                                    66,525                1,222,730

                                                                                                                       3,038,339

TOTAL COMMON STOCKS
  (cost $50,070,278)                                                                                                  46,417,733
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Principal
SHORT-TERM INVESTMENTS--7.5%                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

Ciesco L.P.,

   1.95%, 10/1/2002                                                                           1,270,000                1,270,000

Hitachi America Capital,

   1.95%, 10/1/2002                                                                           2,530,000                2,530,000

TOTAL SHORT-TERM INVESTMENTS
  (cost $3,800,000)                                                                                                    3,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $53,870,278)                                                               99.3%              50,217,733

CASH AND RECEIVABLES (NET)                                                                           .7%                 371,900

NET ASSETS                                                                                        100.0%              50,589,633

(A)  NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  53,870,278  50,217,733

Cash                                                                    267,819

Receivable for investment securities sold                               878,703

Receivable for shares of Beneficial Interest subscribed                  52,983

Prepaid expenses                                                         31,097

                                                                     51,448,335
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           124,929

Payable for shares of Beneficial Interest redeemed                      370,505

Payable for investment securities purchased                             311,535

Accrued expenses                                                         51,733

                                                                        858,702
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       50,589,633
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      59,488,799

Accumulated net realized gain (loss) on investments                 (5,246,621)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (3,652,545)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       50,589,633

NET ASSET VALUE PER SHARE


                                                       Class A               Class B                Class C                Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      19,496,070             15,151,585             15,493,370                448,608

Shares Outstanding                                   1,674,968              1,320,024              1,349,509                 38,745
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            11.64                  11.48                  11.48                  11.58


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest income                                                        129,850

Cash dividends                                                          20,046

TOTAL INCOME                                                           149,896

EXPENSES:

Investment advisory fee--Note 3(a):

Basic Fee                                                              661,806

Performance adjustment                                                 379,559

Shareholder servicing costs--Note 3(c)                                 235,085

Distribution fees--Note 3(b)                                           223,705

Legal fees                                                              88,164

Registration fees                                                       52,480

Custodian fees--Note 3(c)                                               22,367

Prospectus and shareholders' reports                                    21,933

Auditing fees                                                           17,583

Trustees' fees and expenses--Note 3(d)                                   1,351

Miscellaneous                                                            6,740

TOTAL EXPENSES                                                       1,710,773

INVESTMENT (LOSS)                                                   (1,560,877)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,691,170)

Net unrealized appreciation (depreciation) on investments           (2,217,423)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,908,593)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (8,469,470)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended September 30,
                                              ----------------------------------

                                                     2002                2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (1,560,877)            (466,336)

Net realized gain (loss) on investments        (4,691,170)             210,405

Net unrealized appreciation
   (depreciation) on investments               (2,217,423)          (1,435,122)

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM OPERATIONS        (8,469,470)          (1,691,053)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (128,827)                   --

Class B shares                                  (104,900)                   --

Class C shares                                  (104,968)                   --

Class T shares                                    (3,721)                   --

TOTAL DIVIDENDS                                 (342,416)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 49,704,515           18,212,332

Class B shares                                 15,291,864           13,102,519

Class C shares                                 10,408,431           10,521,455

Class T shares                                    233,153              536,448

Dividends reinvested:

Class A shares                                     95,517                  --

Class B shares                                     69,235                  --

Class C shares                                     74,232                  --

Class T shares                                      3,701                  --

Cost of shares redeemed:

Class A shares                                (36,094,458)          (6,746,680)

Class B shares                                 (7,974,051)          (2,952,557)

Class C shares                                 (1,999,475)          (1,102,037)

Class T shares                                   (120,269)            (171,303)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            29,692,395           31,400,177

TOTAL INCREASE (DECREASE) IN NET ASSETS        20,880,509           29,709,124
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            29,709,124                  --

END OF PERIOD                                  50,589,633           29,709,124

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                     Year Ended September 30,
                                               ---------------------------------

                                                     2002                2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     3,465,308            1,450,044

Shares issued for dividends reinvested              7,013                   --

Shares redeemed                                (2,700,251)            (547,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     772,070              902,898
--------------------------------------------------------------------------------

CLASS B

Shares sold                                     1,076,350            1,053,943

Shares issued for dividends reinvested              5,121                  --

Shares redeemed                                  (595,536)            (219,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     485,935              834,089
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       732,959              843,511

Shares issued for dividends reinvested              5,491                   --

Shares redeemed                                  (153,290)             (79,162)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     585,160              764,349
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        15,976               44,852

Shares issued for dividends reinvested                273                   --

Shares redeemed                                    (8,662)             (13,694)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,587               31,158

(A)  FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                      Year Ended September 30,
                                                      --------------------------

CLASS A SHARES                                            2002           2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     11.78        12.50

Investment Operations:

Investment (loss)(b)                                      (.35)        (.15)

Net realized and unrealized
   gain (loss) on investments                              .34         (.57)

Total from Investment Operations                          (.01)        (.72)

Distributions:

Dividends from net realized gain on investments           (.13)           --

Net asset value, end of period                           11.64         11.78
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       (.26)        (5.76)(d
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   2.80          1.80(d)

Ratio of investment (loss)
   to average net assets                                 (2.52)        (1.12)(d)

Portfolio Turnover Rate                                 191.85        188.42(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                   19,496        10,636

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Year Ended September 30,
                                                      --------------------------

CLASS B SHARES                                            2002        2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     11.70       12.50

Investment Operations:

Investment (loss)(b)                                     (.45)        (.23)

Net realized and unrealized
   gain (loss) on investments                             .36         (.57)

Total from Investment Operations                         (.09)        (.80)

Distributions:

Dividends from net realized gain on investments          (.13)         --

Net asset value, end of period                          11.48        11.70
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (.95)        (6.40)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 3.57          2.44(d)

Ratio of investment (loss)
   to average net assets                               (3.29)        (1.76)(d)

Portfolio Turnover Rate                               191.85        188.42(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 15,152         9,762

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended September 30,
                                                      --------------------------

CLASS C SHARES                                            2002        2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     11.70       12.50

Investment Operations:

Investment (loss)(b)                                     (.45)        (.22)

Net realized and unrealized
   gain (loss) on investments                             .36         (.58)

Total from Investment Operations                         (.09)        (.80)

Distributions:

Dividends from net realized gain on investments          (.13)         --

Net asset value, end of period                          11.48        11.70
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (.95)        (6.40)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 3.56          2.42(d)

Ratio of investment (loss)
   to average net assets                               (3.28)        (1.74)(d)

Portfolio Turnover Rate                               191.85        188.42(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 15,493         8,945

(A)  FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Year Ended September 30,
                                                      --------------------------

CLASS T SHARES                                            2002         2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     11.75       12.50

Investment Operations:

Investment (loss)(b)                                     (.38)        (.18)

Net realized and unrealized
   gain (loss) on investments                             .34         (.57)

Total from Investment Operations                         (.04)        (.75)

Distributions:

Dividends from net realized gain on investments          (.13)         --

Net asset value, end of period                          11.58        11.75
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      (.52)       (6.00)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   3.06        2.06(d)

Ratio of investment (loss)
   to average net assets                                 (2.76)      (1.38)(d)

Portfolio Turnover Rate                                 191.85      188.42(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                     449          366

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Micro-Cap Growth Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the fund's sub-investment adviser. Founders is a 90% owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $565 during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $260,117 and unrealized depreciation $4,903,302. In addition, the fund had $3,735,747 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $260,117 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were as follows: ordinary income $342,416 and $0.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,560,877, increased net realized gain (loss) on investments by $398 and decreased paid-in capital by $1,561,275. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. After the fund's first year of operations, it may vary from .45% to 2.05% of the value of the fund's average daily net assets, depending on the fund's performance compared to the Russell 2000 Growth Index and is payable monthly. During the period ended September 30, 2002, the total annual management fee rate, including the performance adjustment was 1.97% of the fund's average daily net assets.

Pursuant   to   a   Sub-Investment   Advisory   Agreement   with  Founders,  the
sub-investment advisory fee is payable monthly by Dreyfus, at the annual rate of
..50  of  1%  of  the   value  of  the fund's average daily net assets. Effective
December 1, 2001, Dreyfus has agreed to pay Founders an amount equal to one-half of the annual investment advisory fee that Dreyfus receives from the fund.

During the period ended September 30, 2002, the Distributor retained $35,629 and $588 from commissions earned on sales of the fund's Class A and T shares, respectively, and $67,878 and $6,064 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1%

of the value of the average daily net assets of Class B and Class C shares, and ..25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2002, Class B, Class C and Class T shares were charged $112,133, $110,453 and $1,119, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2002, Class A, Class B, Class C and Class T shares were charged $57,046, $37,378, $36,818 and $1,119, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $53,051 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $22,367 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $116,852,948 and $86,402,528, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was $55,121,035; accordingly, accumulated net unrealized depreciation on investments was $4,903,302, consisting of $4,320,839 gross unrealized appreciation and $9,224,141 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Micro-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Micro-Cap Growth Fund (one of the series comprising Dreyfus Premier Opportunity Funds) as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Micro-Cap Growth Fund at September 30, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
New York, New York

November 8, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

The fund designates .45% of the ordinary dividends paid during the fiscal year ended September 30, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)
Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)
Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999 - September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Lucy Wilson Benson (74)
Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps, Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE APRIL 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 64 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Fund Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                     For More Information

                        Dreyfus Premier
                        Micro-Cap Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  534AR0902




      Dreyfus
      Small Cap
      Opportunity Fund

      ANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Small Cap
                                                               Opportunity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this report for Dreyfus Small Cap Opportunity Fund, covering the period from the fund's inception on November 30, 2001 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Robert Ammann, Peter Higgins, Paul Kandel and Hilary Woods.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major stock market indices lower.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of moderate, if uneven, growth. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the legislation resulting from recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks historically have produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of market fundamentals.

Thank you for your continued confidence and support.


Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002




DISCUSSION OF FUND PERFORMANCE

Robert Ammann, Growth Style Portfolio Manager

Peter Higgins, Value Style Portfolio Manager

Paul Kandel and Hilary Woods, Blend Style Portfolio Managers

How did Dreyfus Small Cap Opportunity Fund perform relative to its benchmark?

From  the  fund's  inception   on  November  30,  2001  to the end of its annual
reporting period on September 30, 2002, the fund produced a -25.92% total return.(1) In comparison, the fund's benchmark, the Russell 2000 Index (the "Index"), provided a -20.47% total return.(2)

The fund's and market's negative returns are primarily the result of extremely difficult market conditions stemming from a weak economy and negative investor sentiment. The fund's performance relative to the Index was especially hurt by the technology holdings within its blend and value segments.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies with small market capitalizations at the time of purchase. The fund strategically combines three different investment styles. Typically, 20% of the fund's total assets is allocated to the growth style, 20% is allocated to the value style and 60% is allocated to a blend style that combines elements of growth and value. Depending on Dreyfus' outlook for each investment style, allocations may vary by 10% above or below these targets, though Dreyfus is not required to balance the fund's portfolio to maintain these target allocations.

The portfolio managers responsible for each investment style select stocks according to their own investment approaches:

* The GROWTH STYLE manager uses a bottom-up approach and will focus on the securities of small, U.S.-based companies that are characterized as growth companies. The growth style manager seeks investment opportunities for the fund in companies with

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fundamental strengths that indicate the potential for growth in earnings per share.

* The VALUE STYLE manager uses quantitative and fundamental research techniques to find companies that are selling at what the value style manager believes are attractive prices relative to their future earnings potential.

* The BLEND STYLE managers look for companies with new or innovative products and services that are expected to enhance future earnings growth. They may also invest in companies expected to benefit from political changes, social trends or special situations such as corporate reorganizations or acquisitions.

What other factors influenced the fund's performance?

The fund's absolute performance was primarily influenced by a very difficult stock market environment, which adversely affected all capitalization ranges and investment styles. A weaker than expected economic recovery put pressure on corporate earnings, disappointing investors who had anticipated stronger growth. At the same time, investor sentiment turned sharply negative in the wake of several high-profile corporate accounting issues and heightened international tensions related to possible military action in Iraq. Although the fund's multistyle approach is designed, in part, to cushion the effects of declines in any one area, all three investment styles were hard-hit during the reporting period as investors shunned equities.

In the fund's blend segment, which accounted for approximately 60% of the fund's assets, returns were hurt by unsuccessful stock selection strategies in the technology,  financial  services  and consumer groups. Although certain holdings produced weaker than expected earnings and were sold by the fund during the reporting period, other holdings were companies that we believe remain fundamentally sound but have been hurt by general market or industry weakness. Some of the losses in these sectors were offset by relatively good performance in other areas, including the materials and processing, health care and energy sectors.

Absolute returns for the fund's growth segment -- which accounts for approximately 20% of the fund's assets -- were negative.

Disappointments came from a variety of areas, including the fund's relatively light exposure to the financials and energy groups, which performed relatively well.

Many of the technology holdings within the fund's value segment fell sharply. Since technology was a larger part of this segment, those declines hindered performance. On the other hand, financial and consumer non-durables stocks in the value segment of the fund's portfolio performed relatively well, benefiting from low interest rates, which encouraged consumers to borrow and spend. However, limited exposure to these defensive sectors limited benefits to the fund.

What is the fund's current strategy?

Despite its slow start, we remain confident that the fund can help investors participate in the potential growth of small-cap stocks while reducing risks through broad diversification across securities, industry groups and investment styles. While many of the fund' s holdings have suffered from weak market conditions over the short term, we have confidence in their long-term prospects. In the meantime, we believe that current market conditions may provide opportunities to buy stocks of fundamentally strong companies at attractive prices.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Small Cap Opportunity Fund and the Russell 2000 Index
--------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 9/30/02

                                                       Inception      From
                                                         Date       Inception
--------------------------------------------------------------------------------

FUND                                                   11/30/01     (25.92)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SMALL CAP OPPORTUNITY FUND ON 11/30/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

September 30, 2002

COMMON STOCKS--94.1%                                                                             Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--2.8%

Bright Horizons Family Solutions                                                                    354  (a)               9,877

Charles River Laboratories International                                                            125  (a)               4,906

FTI Consulting                                                                                      125  (a)               4,970

Fisher Scientific International                                                                     100  (a)               3,035

Fleming Companies                                                                                   860                    4,300

Navigant International                                                                              625  (a)               6,563

Racing Champions Ertl                                                                               775  (a)              12,664

Rent-A-Center                                                                                       250  (a)              12,987

Spherion Corporation                                                                                555  (a)               3,913

United Natural Foods                                                                                450  (a)              10,363

                                                                                                                          73,578

CONSUMER DURABLES--2.0%

Callaway Golf                                                                                     1,700                   17,680

Champion Enterprises                                                                              1,160  (a)               3,410

Cooper Tire & Rubber Company                                                                        115                    1,856

Department 56                                                                                       455  (a)               4,755

Furniture Brands International                                                                      470  (a)              10,787

Harman International                                                                                250                   12,937

                                                                                                                          51,425

CONSUMER NON-DURABLES--3.6%

American Greetings, Cl. A                                                                           170                    2,737

Church & Dwight                                                                                   1,000                   33,150

Columbia Sportswear                                                                                 164  (a)               5,694

Cott                                                                                              1,700  (a)              25,755

J. M. Smucker                                                                                       600                   22,020

Russell                                                                                             180                    2,698

Tommy Hilfiger                                                                                      430  (a)               4,020

                                                                                                                          96,074

CONSUMER SERVICES--8.2%

Corinthian Colleges                                                                                 147  (a)               5,548

Cox Radio, Cl. A                                                                                  1,100  (a)              28,776

Education Management                                                                                800  (a)              35,416

Emmis Communications, Cl. A                                                                         145  (a)               2,755

Fairmont Hotels & Resorts                                                                           475                   11,305

Hot Topic                                                                                         1,200  (a)              21,636

Hotels, Cl. A                                                                                       250  (a)              12,645

Joy Global                                                                                        2,300  (a)              19,090

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

La Quinta                                                                                         6,950  (a)              33,360

Red Robin Gourmet Burgers                                                                           625                    6,456

Ruby Tuesday                                                                                        700                   13,146

Service Corporation International                                                                 2,275  (a)               7,963

Shuffle Master                                                                                      647  (a)              12,041

Stewart Enterprises, Cl. A                                                                          500  (a)               2,550

WMS Industries                                                                                       95  (a)               1,339

Young Broadcasting, Cl. A                                                                           175  (a)               1,517

                                                                                                                         215,543

ELECTRONICS TECHNOLOGY--7.8%

AMERIGROUP                                                                                          496  (a)              16,646

ANADIGICS                                                                                           715  (a)               1,523

Acclaim Entertainment                                                                             1,900  (a)               2,090

Allen Telecom                                                                                       600  (a)               3,204

Arris Group                                                                                       1,175  (a)               4,347

Artesyn Technologies                                                                                780  (a)               1,178

Avid Technology                                                                                     875  (a)               9,013

Axcelis Technologies                                                                                925  (a)               4,514

Brooks-PRI Automation                                                                                80  (a)                 914

CTS                                                                                                 660                    3,036

Credence Systems                                                                                    480  (a)               4,157

ESCO Technologies                                                                                   200  (a)               6,460

Emulex                                                                                            1,500  (a)              16,890

Entegris                                                                                            600  (a)               4,662

Fairchild Semiconductor, Cl. A                                                                      475  (a)               4,498

Genesis Microchip                                                                                   645  (a)               4,947

Helix Technology                                                                                    200                    1,930

InFocus                                                                                             650  (a)               4,953

Intervoice                                                                                          740  (a)               1,184

LTX                                                                                                 485  (a)               2,212

Loral Space & Communications                                                                      1,300  (a)                 351

MCSi                                                                                                710  (a)               3,514

Macrovision                                                                                         600  (a)               7,338

Mattson Technology                                                                                1,020  (a)               1,683

Microtune                                                                                           800  (a)               1,928

Monolithic System Technology                                                                        550  (a)               5,500

NVIDIA                                                                                            2,000  (a)              17,120


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS TECHNOLOGY (CONTINUED)

OmniVision Technologies                                                                           1,125  (a)               7,313

Photronics                                                                                          270  (a)               2,716

Pixelworks                                                                                          230  (a)               1,184

Plexus                                                                                            1,700  (a)              15,725

Powerwave Technologies                                                                              774  (a)               2,624

Read-Rite                                                                                         1,400  (a)                 728

Riverstone Networks                                                                               1,710  (a)                 872

SONICblue                                                                                         1,510  (a)                 362

SanDisk                                                                                           2,000  (a)              26,220

Silicon Laboratories                                                                                125  (a)               2,291

Stratex Networks                                                                                  1,240  (a)               1,451

Trimble Navigation                                                                                  510  (a)               5,049

TriQuint Semiconductor                                                                            1,055  (a)               3,724

                                                                                                                         206,051

ENERGY MINERALS--4.5%

Arch Coal                                                                                           395                    6,537

Chesapeake Energy                                                                                   490                    3,234

Giant Industries                                                                                    160  (a)                 600

NOVA Chemicals                                                                                     1500                   31,125

Plains Resources                                                                                   1500  (a)              38,670

Pride International                                                                                  85  (a)               1,105

Tesoro Petroleum                                                                                   1850  (a)               5,180

Ultra Petroleum                                                                                    4000  (a)              33,400

                                                                                                                         119,851

FINANCE--12.4%

Ameritrade Holding                                                                                1,050  (a)               3,917

Arch Capital Group                                                                                1,100  (a)              30,734

BOK Financial                                                                                       924  (a)              30,030

Brown & Brown                                                                                     1,000                   30,000

City National                                                                                       600                   28,062

First Midwest Bancorp                                                                             1,000                   26,860

Horace Mann Educators                                                                             1,400                   20,580

Investors Financial Services                                                                        175                    4,737

Knight Trading Group                                                                                785  (a)               2,944

Max Re Capital                                                                                    1,800                   18,324

Texas Regional Bancshares, Cl. A                                                                    900                   30,141

United Bankshares                                                                                   900                   26,109

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Webster Financial                                                                                   500                   16,790

Westamerica Bancorporation                                                                          700                   28,196

Whitney Holding                                                                                     900                   28,719

                                                                                                                         326,143

HEALTH SERVICES--1.8%

Beverly Enterprises                                                                               1,205  (a)               2,916

IDX Systems                                                                                         360  (a)               4,468

IMPATH                                                                                               70  (a)                 904

Magellan Health Services                                                                            600  (a)                 156

Mid Atlantic Medical Services                                                                       900  (a)              32,580

Omnicare                                                                                            350                    7,392

                                                                                                                          48,416

HEALTH TECHNOLOGY--8.2%

AMN Healthcare Services                                                                             550                   10,175

Alpharma, Cl. A                                                                                     770                    7,392

Axcan Pharma                                                                                      2,000  (a)              19,260

Bio-Technology General                                                                              420  (a)               1,243

Bradley Pharmaceuticals                                                                             425  (a)               3,723

Cytyc                                                                                               600  (a)               6,432

Endocare                                                                                            800  (a)              11,448

Inspire Pharmaceuticals                                                                           8,500  (a)              29,325

Medicis Pharmaceutical                                                                              150  (a)               6,131

Molecular Devices                                                                                   215  (a)               2,690

PAREXEL International                                                                               165  (a)               1,402

PerkinElmer                                                                                         540                    2,943

Protein Design Labs                                                                               2,000  (a)              16,600

RehabCare Group                                                                                     235  (a)               5,435

SICOR                                                                                             1,700  (a)              25,857

Sepracor                                                                                          5,000  (a)              26,200

United Surgical Partners International                                                            1,831  (a)              40,337

                                                                                                                         216,593

HOSPITAL MANAGEMENT--.7%

AmSurg                                                                                              199  (a)               6,004

Community Health Systems                                                                            497  (a)              13,235

                                                                                                                          19,239


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL SERVICES--4.5%

Global Industries                                                                                   945  (a)               3,903

Grant Prideco                                                                                     2,590  (a)              22,119

Hanover Compressor                                                                                2,500  (a)              20,750

Horizon Offshore                                                                                    430  (a)               1,811

Jacobs Engineering Group                                                                            375  (a)              11,580

Key Energy Services                                                                                 975  (a)               7,683

MasTec                                                                                            1,085  (a)               3,504

Parker Drilling                                                                                   1,680  (a)               3,696

Patterson-UTI Energy                                                                                355  (a)               9,056

Rowan                                                                                             1,000                   18,640

Tetra Tech                                                                                          460  (a)               3,675

Veritas DGC                                                                                         455  (a)               4,919

Waste Connections                                                                                   202  (a)               7,027

                                                                                                                         118,363

NON-ENERGY MINERALS--.3%

Cleveland-Cliffs                                                                                    210                    5,051

Louisiana-Pacific                                                                                   420  (a)               2,717

                                                                                                                           7,768

PROCESS INDUSTRIES--5.4%

Agrium                                                                                              680                    6,222

Crown Cork & Seal                                                                                 5,500  (a)              28,875

FMC                                                                                                  50  (a)               1,291

Genecor International                                                                             3,500  (a)              33,285

GrafTech International                                                                              735  (a)               5,329

iParty                                                                                              275  (a)               2,084

Olin                                                                                              1,700                   27,846

PolyOne                                                                                             565                    4,853

Pope & Talbot                                                                                     2,000                   25,700

RPM                                                                                                 543                    7,635

                                                                                                                         143,120

PRODUCER MANUFACTURING--7.4%

AGCO                                                                                              1,800  (a)              41,760

AMETEK                                                                                              250                    7,280

BE Aerospace                                                                                        550  (a)               2,618

CIRCOR International                                                                              2,025                   27,135

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Collins & Aikman                                                                                    865  (a)               3,106

Flowserve                                                                                           245  (a)               2,450

MagneTek                                                                                          2,900  (a)               9,280

Massey Energy                                                                                       640                    4,128

National-Oilwell                                                                                  1,300  (a)              25,194

Silgan                                                                                              800  (a)              22,752

Terex                                                                                               310  (a)               5,239

Trinity Industries                                                                                  170                    2,798

U.S. Industries                                                                                     215  (a)                 505

United Defense Industries                                                                         1,500                   35,400

Wolverine Tube                                                                                      290  (a)               1,778

York International                                                                                  170                    4,794

                                                                                                                         196,217

RETAIL TRADE--6.9%

Barnes & Noble                                                                                    1,080  (a)              22,853

Big 5 Sporting Goods                                                                                100  (a)               1,025

CSK Auto                                                                                          2,215  (a)              27,643

Chico's FAS                                                                                       2,000  (a)              31,860

Cost Plus                                                                                           247  (a)               6,632

Electronics Boutique Holdings                                                                       300  (a)               8,235

Finlay Enterprises                                                                                  400  (a)               6,035

Footstar                                                                                            405  (a)               3,159

GameStop                                                                                            345                    7,055

Gart Sports                                                                                         256  (a)               4,831

Genesco                                                                                             325  (a)               4,485

Insight Enterprises                                                                                 347  (a)               3,522

Kirkland's                                                                                          800                   13,680

Linens 'n Things                                                                                    205  (a)               3,766

MarineMax                                                                                         1,525  (a)              13,740

Men's Wearhouse                                                                                     105  (a)               1,543

Movie Gallery                                                                                       476  (a)               7,145

OfficeMax                                                                                         1,415  (a)               5,773

Panera Bread, Cl. A                                                                                 125  (a)               3,375

Rite Aid                                                                                          2,080  (a)               4,368

                                                                                                                         180,725


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--12.0%

Accredo Health                                                                                      296  (a)              14,106

Activision                                                                                          800  (a)              19,144

Advisory Board                                                                                      190                    5,624

Alloy                                                                                               787  (a)               6,540

Art Technology Group                                                                                875  (a)                 840

Covansys                                                                                          1,978  (a)               3,363

DIANON Systems                                                                                       75  (a)               3,548

DiamondCluster International, Cl. A                                                               1,075  (a)               3,505

Documentum                                                                                          525  (a)               6,064

EarthLink                                                                                           935  (a)               4,993

eFunds                                                                                              345  (a)               3,236

Global Payments                                                                                   1,000                   25,600

HPL Technologies                                                                                    371  (a)                  19

HomeStore                                                                                           900  (a)                 261

ICON, ADR                                                                                           581  (a)              12,235

IONA Technologies, ADR                                                                            1,270  (a)               2,648

Information Resources                                                                               900  (a)               3,339

Integrated Circuit Systems                                                                        1,500  (a)              23,550

J.D. Edwards                                                                                      3,175  (a)              29,369

Kforce                                                                                              735  (a)               2,286

Legato Systems                                                                                    1,325  (a)               3,654

LifePoint Hospitals                                                                                 700  (a)              21,832

MRO Software                                                                                        360  (a)               3,132

MTC Technologies                                                                                    300  (a)               6,495

Macromedia                                                                                          460  (a)               3,556

Manugistics                                                                                         845  (a)               2,357

Metron Technology                                                                                 2,050  (a)               4,920

Midway Games                                                                                      1,530  (a)               8,384

NDCHealth                                                                                         1,500                   23,325

NetFlix                                                                                           1,500                   14,550

NetIQ                                                                                             1,200  (a)              17,400

Odssey Healthcare                                                                                   225  (a)               6,739

PDI                                                                                                 400  (a)               1,628

PracticeWorks                                                                                       500  (a)               8,650

Province Healthcare                                                                                  65  (a)               1,115

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Quovadx                                                                                             810  (a)               1,134

RSA Security                                                                                        745  (a)               2,503

SRA International, Cl. A                                                                            277                    7,931

SmartForce                                                                                          935  (a)               3,085

VTI Industries                                                                                      660  (a)                 678

WebEx Communications                                                                                225  (a)               2,518

                                                                                                                         315,856

TELECOMMUNICATIONS--.0%

Almosa Holdings                                                                                   1,285                      296

TRANSPORTATION--3.8%

Atlas Air Worldwide                                                                                 750  (a)               1,808

CP Ships                                                                                            180                    2,061

Fleetwood Enterprises                                                                               360                    2,426

Frontline                                                                                         3,100                   12,369

P.A.M. Transportation Services                                                                      564  (a)              10,761

RailAmerica                                                                                         580  (a)               4,205

Stolt-Nielsen, ADR                                                                                  630                    4,882

Trico Marine Services                                                                             1,100  (a)               2,794

UTI Worldwide                                                                                       825                   15,164

Werner Enterprises                                                                                  389                    7,150

Yellow                                                                                            1,250  (a)              36,885

                                                                                                                         100,505

UTILITIES--1.8%

Black Hills                                                                                         600                   15,714

Calpine                                                                                             365  (a)                 902

Western Gas Resources                                                                               900                   28,125

Western Wireless Cl. A                                                                              780                    2,051

                                                                                                                          46,792

WIRELESS TELECOMMUNICATIONS--.0%

AirGate PCS                                                                                         480  (a)                 211
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,077,736)                                                               94.1%                2,482,766

CASH AND RECEIVABLES (NET)                                                                         5.9%                  154,932

NET ASSETS                                                                                       100.0%                2,637,698

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,077,736    2,482,766

Cash                                                                    188,672

Receivable for investment securities sold                                25,890

Dividends receivable                                                        857

Prepaid expenses                                                          6,245

Due from The Dreyfus Corporation and affliliates                          2,960

                                                                      2,707,390
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              42,212

Accrued expenses                                                         27,480

                                                                         69,692
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,637,698
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       3,554,745

Accumulated net realized gain (loss) on investments                    (322,077)

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (594,970)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,637,698
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                         284,886

NET ASSET VALUE, offering and redemption price per share--Note 3(d)($)     9.26

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From November 30, 2001 (commencement of operations) to September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $39 foreign taxes withheld at source)            12,956

Interest                                                                 2,848

TOTAL INCOME                                                            15,804

EXPENSES:

Management fee--Note 3(a)                                               24,426

Registration fees                                                       25,988

Auditing fees                                                           19,170

Custodian fees--Note 3(b)                                               15,218

Prospectus and shareholders' reports                                    10,999

Shareholder servicing costs--Note 3(b)                                   7,658

Trustees' fees and expenses--Note 3(c)                                     607

Legal fees                                                                 250

Miscellaneous                                                            2,329

TOTAL EXPENSES                                                         106,645

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (61,864)

NET EXPENSES                                                            44,781

INVESTMENT (LOSS)                                                      (28,977)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (322,077)

Net unrealized appreciation (depreciation) on investments             (594,970)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (917,047)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (946,024)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From November 30, 2001 (commencement of operations) to September 30, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                     (28,977)

Net realized gain (loss) on investments                              (322,077)

Net unrealized appreciation (depreciation) on investments            (594,970)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          (946,024)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        3,625,559

Cost of shares redeemed                                               (41,837)

INCREASE (DECREASE) IN NET ASSETS
  FROM BENEFICIAL INTEREST TRANSACTIONS                              3,583,722

TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,637,698
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        2,637,698
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            288,564

Shares redeemed                                                        (3,678)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          284,886

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period from November 30, 2001 (commencement of operations) to September 30, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                  (.11)(a)

Net realized and unrealized gain (loss) on investments               (3.13)

Total from Investment Operations                                     (3.24)

Net asset value, end of period                                         9.26
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 (25.92)(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.38(b)

Ratio of investment (loss) to average net assets                   (.89)(b)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                     1.90(b)

Portfolio Turnover Rate                                           105.97(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 2,638

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus   Small  Cap   Opportunity   Fund  (the "fund")   is  a  separate
non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on November 30, 2001. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold without a sales charge.

As of September 30, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 240,000 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are

                                                            The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,294 during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: unrealized depreciation $606,314. In addition, the fund had $310,733 of realized capital losses which were deferred for tax purposes to the first day of the following fiscal year.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $28,977 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

Under a short-term unsecured line of credit, the fund may borrow up to $10 million for leveraging purposes. Actual borrowings would be limited pursuant to the SEC and fund prospectus limitations. The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from November 30, 2001 through September 30, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.65% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $61,864 during the period ended September 30, 2002.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2002, the fund was charged $6,785 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $517 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $15,218 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $6,402,536 and $3,002,607, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was $3,089,080; accordingly, accumulated net unrealized depreciation on investments was $606,314, consisting of $154,660 gross unrealized appreciation and $760,974 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Small Cap Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Cap Opportunity Fund (one of the series comprising Dreyfus Premier Opportunity Funds), as of September 30, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from November 30, 2001 (commencement of operations) to September 30, 2002. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Opportunity Fund at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 30, 2001 to September 30, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
New York, New York
November 8, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)
Chairman of the Board (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)
Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999 - September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Lucy Wilson Benson (74)
Board Member (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps, Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 64 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Manager since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                     For More Information

                        Dreyfus
                        Small Cap Opportunity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  020AR0902